UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                     BlackRock Advantage Small Cap Core Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd                     Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 11/30/2018

Item 1 – Report to Stockholders

NOVEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage Small Cap Core Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2018, ongoing strength in corporate profits sustained the equity market, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted flat returns. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the lagged effects of the Fed’s four rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.02%	6.27%
U.S. small cap equities (Russell 2000® Index)	(5.53)	0.57
International equities (MSCI Europe, Australasia, Far East Index)	(7.97)	(7.94)
Emerging market equities (MSCI Emerging Markets Index)	(9.89)	(9.09)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	1.80
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.28)	(2.70)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.30)	(1.34)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.36	1.16
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.30	0.36

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2018	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

On September 14, 2018, the shareholders of State Farm Small/Mid Cap Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund, with the Fund continuing on as the surviving fund after the liquidation and the reorganization. The Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund, in exchange for newly issued shares of the Fund. The reorganization took place on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The majority of the Fund’s underperformance can be attributed to the final month of the period, as sentiment-based stock selection measures came under pressure. October saw markets begin to rotate out of the growth and momentum names that had outperformed the overall market over the prior year. This rotation resulted from an expectation that the above-trend growth which had benefited stocks over 2017 would be choked off by tighter financial conditions as the Fed raised rates. While the broad market initially sold-off given the rising uncertainty, performance was differentiated as investors largely ignored strong near-term corporate earnings results and instead placed more emphasis on forward earnings guidance. Ultimately, this negatively impacted insights that use text analyses across the sell-side analyst community that position the portfolio to overweight upward revisions to earnings trends. While this insight broadly declined, weakness was most notable across industrials and consumer discretionary stocks.

Similarly, capturing trends in sentiment from text analysis of company executive comments struggled during the period. During this rotation in the market, there also materialized evidence of sizable de-risking and deleveraging from the informed investor community. While insights tracking the positions of those informed investors have provided strong long-term performance, they came under significant pressure late in the period. This extended to other trend-based insights, such as capturing consumer foot traffic to identify potential same store sales growth across retail stocks. At the end of November, more dovish comments from the Fed provided a respite to the market turmoil.

Fund performance during the period was relatively strong until the final month of the period, as the stock selection model delivered gains across both sentiment and fundamental insights over the first five months. In particular, trend-based sentiment insights and those that capture fundamental quality measures were broadly rewarded. This was relatively consistent with the evolution toward a more sustainable growth market, where investors demonstrated a preference for companies with strong earnings trends. As noted, performance from insights that identify and capture trends across informed market participants declined sharply into period-end leading to the Fund’s overall underperformance.

Positive performance was more persistent within fundamental insights, specifically those capturing quality measures. A key theme that emerged during the period was strong performance from insights that reward quality management. Notably, text-based insights that evaluate differences between executive comments and regulatory filings, as well as changes in disclosures, were top performers. Both these insights performed particularly well within financials stocks. Additionally, an insight that prefers companies with founding members still in operational roles was a top performer within technology and industrials stocks.

Markets began to reassess the impact of further financial tightening, which ultimately led to increased volatility in October. Amid the market turbulence, an insight that prefers companies with lower leverage profiles and stronger balance sheets unsurprisingly performed well. Finally, there was a notable shift in performance toward pockets of value late in the period, as investors rotated out of higher growth segments of the market. This ultimately benefited fundamental value insights, such as a signal that compares relative valuations based on forecast earnings.

Describe recent portfolio activity.

During the six-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, there were a number of new stock selection insights that were added to the Fund. These included a stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental lens. In addition, a new insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas was added.

The Fund held a modestly elevated cash position at times during the period. The cash position did not have a material impact on Fund performance. Additionally, holding cash is not an active part of the Fund’s strategy. The Fund equitizes cash as a way to provide market exposure and navigate cash flows.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in health care and consumer discretionary stocks, while being slightly underweight in financials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2018 (continued)	BlackRock Advantage Small Cap Core Fund

Performance Summary for the Period Ended November 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.88)%	1.11%	N/A	8.09%	N/A	10.75%	N/A
Investor A	(6.01)	0.88	(4.41)%	7.83	6.67%	10.47	9.43%
Investor C	(6.33)	0.18	(0.80)	7.00	7.00	9.64	9.64
Class K	(5.86)	1.22	N/A	8.12	N/A	10.78	N/A
Russell 2000® Index (d)	(5.53)	0.57	N/A	7.50	N/A	10.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowing for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)	The Fund commenced operations on March 14, 2013.
(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$1,000.00	$941.20	$2.35	$1,000.00	$1,022.65	$2.45	0.48%
Investor A	1,000.00	939.90	3.65	1,000.00	1,021.31	3.80	0.75
Investor C	1,000.00	936.70	7.28	1,000.00	1,017.55	7.58	1.50
Class K	1,000.00	941.40	2.19	1,000.00	1,022.81	2.28	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Insperity, Inc.	1%
Comfort Systems USA, Inc.	1
Four Corners Property Trust, Inc.	1
TriState Capital Holdings, Inc.	1
Applied Industrial Technologies, Inc.	1
Vector Group Ltd.	1
Washington Federal, Inc.	1
IDACORP, Inc.	1
EastGroup Properties, Inc.	1
Chemed Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	17%
Health Care	16
Industrials	16
Information Technology	13
Consumer Discretionary	12
Real Estate	7
Communication Services	4
Energy	4
Utilities	3
Consumer Staples	3
Materials	3
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2018 and held through November 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Aerospace & Defense — 1.1%
Aerojet Rocketdyne Holdings, Inc. (a)	11,392	$401,112
Axon Enterprise, Inc. (a)	15,988	694,998
Curtiss-Wright Corp.	40,388	4,458,835
Engility Holdings, Inc. (a)	6,810	212,949
Esterline Technologies Corp. (a)	2,742	325,558
HEICO Corp., Class A	21,268	1,436,015
Maxar Technologies Ltd.	25,280	418,637
Moog, Inc., Class A	1,303	113,947
Vectrus, Inc. (a)	6,528	158,173

		8,220,224

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	4,548	242,181
Echo Global Logistics, Inc. (a)	23,734	602,132
Hub Group, Inc., Class A (a)	44,968	1,998,378
Radiant Logistics, Inc. (a)	54,001	293,765

		3,136,456

Airlines — 0.3%
Hawaiian Holdings, Inc.	6,900	276,966
Spirit Airlines, Inc. (a)(b)	30,417	1,950,338

		2,227,304

Auto Components — 1.0%
Dana, Inc.	194,219	2,818,118
Fox Factory Holding Corp. (a)	11,573	737,316
Modine Manufacturing Co. (a)	65,678	857,098
Tenneco, Inc., Class A	20,518	692,483
Tower International, Inc.	88,185	2,479,762

		7,584,777

Banks — 8.8%
American National Bankshares, Inc.	3,437	123,835
Atlantic Capital Bancshares, Inc. (a)	7,564	139,253
BancorpSouth Bank	77,971	2,400,727
Bank of Commerce Holdings	51,165	619,097
Bank of Marin Bancorp	3,748	160,002
Banner Corp.	32,529	1,951,740
BOK Financial Corp.	2	169
Boston Private Financial Holdings, Inc.	62,426	792,186
Cadence BanCorp	330,620	6,781,016
Capital City Bank Group, Inc.	6,266	168,681
Carolina Financial Corp.	14,898	511,895
Cathay General Bancorp	128,659	5,091,037
CenterState Bank Corp.	132,449	3,312,549
Central Pacific Financial Corp.	19,560	548,462
ConnectOne Bancorp., Inc.	11,931	240,290
CVB Financial Corp.	12,122	281,715
Eagle Bancorp, Inc. (a)	3,429	197,648
Farmers National Banc Corp.	2,642	37,041
FCB Financial Holdings, Inc., Class A (a)	46,271	1,834,182
First BanCorp	93,041	842,021
First Bancorp/Southern Pines NC	30,276	1,211,646
First Commonwealth Financial Corp.	33,309	464,327
First Financial Corp.	5,213	243,395
First Financial Northwest, Inc.	73,004	1,111,121
First Horizon National Corp.	15,216	250,912
First Northwest Bancorp	3,079	47,663
First of Long Island Corp.	15,985	345,596
Guaranty Bancorp	9,623	246,445
Heritage Commerce Corp.	9,369	133,883
Home BancShares, Inc.	187,863	3,683,993
IBERIABANK Corp.	1,040	77,740
Independent Bank Corp.	146,716	3,371,534
International Bancshares Corp.	31,668	1,215,735
Lakeland Financial Corp.	48,518	2,246,383
LCNB Corp.	1,122	17,997
Macatawa Bank Corp.	20,595	208,833
MBT Financial Corp.	22,158	253,044

Security	Shares	Value

Banks (continued)
Mercantile Bank Corp.	70,065	$2,237,876
OFG Bancorp	13,656	248,266
Peoples Bancorp, Inc.	6,394	223,151
People’s Utah Bancorp	5,261	169,983
QCR Holdings, Inc.	22,932	845,044
RBB Bancorp	1,023	22,230
Renasant Corp.	31,255	1,142,370
Republic Bancorp, Inc., Class A	34,301	1,484,204
Republic First Bancorp, Inc. (a)	102,946	777,242
Sandy Spring Bancorp, Inc.	28,288	1,018,934
Sierra Bancorp	45,590	1,294,756
SmartFinancial, Inc. (a)	10,353	213,789
South State Corp.	9,226	669,439
Southern First Bancshares, Inc. (a)	746	28,154
Towne Bank	2,207	63,142
TriState Capital Holdings, Inc. (a)	318,024	7,985,583
United Community Banks, Inc.	116,827	3,019,978
Univest Corp. of Pennsylvania	57,996	1,478,898
WesBanco, Inc.	1,841	80,047
West Bancorporation, Inc.	17,864	366,212
Wintrust Financial Corp.	52,858	4,088,566

		68,621,657

Biotechnology — 6.4%
ACADIA Pharmaceuticals, Inc. (a)	20,265	386,251
Achillion Pharmaceuticals, Inc. (a)	122,632	354,406
Acorda Therapeutics, Inc. (a)	17,652	360,630
Adamas Pharmaceuticals, Inc. (a)	20,537	210,299
Aduro Biotech, Inc. (a)	25,014	62,035
Agenus, Inc. (a)	211,079	508,700
Aimmune Therapeutics, Inc. (a)(b)	21,179	503,001
Akebia Therapeutics, Inc. (a)	127,024	1,026,354
Alder Biopharmaceuticals, Inc. (a)(b)	38,005	508,507
AMAG Pharmaceuticals, Inc. (a)	39,706	716,693
Amicus Therapeutics, Inc. (a)	36,615	404,230
Applied Genetic Technologies Corp. (a)	16,974	110,161
Aravive, Inc. (a)(b)	12,626	69,696
Arcus Biosciences, Inc. (a)	13,340	152,343
Ardelyx, Inc. (a)	86,226	234,535
Array BioPharma, Inc. (a)	80,392	1,280,645
Atara Biotherapeutics, Inc. (a)(b)	22,327	891,964
Athersys, Inc. (a)	262,564	504,123
BioSpecifics Technologies Corp. (a)(b)	13,579	833,343
Calithera Biosciences, Inc. (a)	117,152	577,559
Cara Therapeutics, Inc. (a)	4,432	80,574
CareDx, Inc. (a)	1,451	42,471
Celldex Therapeutics, Inc. (a)	345	103
ChemoCentryx, Inc. (a)	77,417	778,041
Chimerix, Inc. (a)	73,318	241,216
Cidara Therapeutics, Inc. (a)(b)	30,322	110,372
Clovis Oncology, Inc. (a)(b)	70,491	1,213,150
Coherus Biosciences, Inc. (a)(b)	82,436	911,742
Conatus Pharmaceuticals, Inc. (a)(b)	122,979	550,946
Corvus Pharmaceuticals, Inc. (a)(b)	45,222	270,428
CytomX Therapeutics, Inc. (a)	23,388	322,754
Deciphera Pharmaceuticals, Inc. (a)(b)	9,941	259,162
Denali Therapeutics, Inc. (a)	5,472	104,898
Eiger BioPharmaceuticals, Inc. (a)	8,606	91,310
Emergent BioSolutions, Inc. (a)	472	34,380
Enanta Pharmaceuticals, Inc. (a)	5,237	414,456
Epizyme, Inc. (a)	9,648	71,588
Exact Sciences Corp. (a)	8,181	637,954
Exelixis, Inc. (a)	18,773	381,280
Fate Therapeutics, Inc. (a)	2,837	43,576
FibroGen, Inc. (a)	37,180	1,612,125
Forty Seven, Inc. (a)	7,369	136,916
Genomic Health, Inc. (a)	27,561	2,178,697
Global Blood Therapeutics, Inc. (a)(b)	40,829	1,287,747
Halozyme Therapeutics, Inc. (a)	103,310	1,705,648
Heron Therapeutics, Inc. (a)	34,853	1,001,327

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Immune Design Corp. (a)	706	$1,130
Intercept Pharmaceuticals, Inc. (a)	7,843	869,867
Invitae Corp. (a)	121,753	1,696,019
Ironwood Pharmaceuticals, Inc. (a)	141,817	1,959,911
Karyopharm Therapeutics, Inc. (a)	18,716	194,646
Kindred Biosciences, Inc. (a)	9,738	132,437
Ligand Pharmaceuticals, Inc. (a)	10,121	1,596,790
Loxo Oncology, Inc. (a)	15,020	2,109,108
MacroGenics, Inc. (a)	4,667	80,319
Miragen Therapeutics, Inc. (a)	21,244	73,929
Myriad Genetics, Inc. (a)	20,563	662,951
Natera, Inc. (a)	70,964	1,229,096
OPKO Health, Inc. (a)	31,789	118,891
Palatin Technologies, Inc. (a)(b)	264,968	214,465
Pfenex, Inc. (a)	52,568	217,632
Portola Pharmaceuticals, Inc. (a)(b)	20,059	438,289
Protagonist Therapeutics, Inc. (a)	2,359	15,263
Puma Biotechnology, Inc. (a)(b)	22,028	511,931
Ra Pharmaceuticals, Inc. (a)	55,156	869,810
Radius Health, Inc. (a)	563	9,385
REGENXBIO, Inc. (a)	4,986	298,711
Retrophin, Inc. (a)(b)	30,414	746,360
Rhythm Pharmaceuticals, Inc. (a)	7,538	222,597
Rigel Pharmaceuticals, Inc. (a)	20,056	56,758
Sangamo Therapeutics, Inc. (a)	78,819	974,991
Seres Therapeutics, Inc. (a)	45,810	382,514
Sorrento Therapeutics, Inc. (a)(b)	40,560	140,338
Spark Therapeutics, Inc. (a)(b)	39,201	1,651,538
Spectrum Pharmaceuticals, Inc. (a)(b)	88,830	1,284,482
Surface Oncology, Inc. (a)	9,199	74,328
Syndax Pharmaceuticals, Inc. (a)(b)	26,176	133,498
Ultragenyx Pharmaceutical, Inc. (a)(b)	22,404	1,202,423
Unum Therapeutics, Inc. (a)	8,207	56,628
Vanda Pharmaceuticals, Inc. (a)	51,376	1,286,455
Veracyte, Inc. (a)	125,246	1,533,011
Xencor, Inc. (a)(b)	55,126	2,315,843

		49,540,680

Building Products — 1.6%
Armstrong Flooring, Inc. (a)	7,428	116,174
Continental Building Products, Inc. (a)	18,398	525,815
Griffon Corp.	12,936	157,302
Insteel Industries, Inc.	3,271	90,083
NCI Building Systems, Inc. (a)	20,146	228,657
PGT Innovations, Inc. (a)	68,787	1,325,525
Simpson Manufacturing Co., Inc.	5,376	314,496
Trex Co., Inc. (a)	47,922	3,054,069
Universal Forest Products, Inc.	241,675	6,684,731

		12,496,852

Capital Markets — 0.2%
Moelis & Co., Class A	47,596	1,923,830

Chemicals — 1.3%
AdvanSix, Inc. (a)	4,343	124,688
Balchem Corp.	10,550	914,685
Hawkins, Inc.	1,213	50,631
Innophos Holdings, Inc.	9,465	262,559
Innospec, Inc.	77,361	5,704,600
Intrepid Potash, Inc. (a)	109,219	362,607
Koppers Holdings, Inc. (a)	44,646	832,201
PolyOne Corp.	44,440	1,494,073
Trinseo SA	7,946	401,511

		10,147,555

Commercial Services & Supplies — 1.7%
ACCO Brands Corp.	12,101	98,260
ARC Document Solutions, Inc. (a)	153,882	370,856
CECO Environmental Corp. (a)	17,791	147,843
Deluxe Corp.	65,566	3,301,248

Security	Shares	Value

Commercial Services & Supplies (continued)
Ennis, Inc.	20,171	$393,940
Essendant, Inc.	679	8,583
Interface, Inc.	36,491	591,154
McGrath RentCorp	95,095	5,080,926
Mobile Mini, Inc.	2,132	86,175
Quad/Graphics, Inc.	6,419	105,143
Steelcase, Inc., Class A	44,303	717,709
Tetra Tech, Inc.	38,508	2,347,448
UniFirst Corp.	885	136,653

		13,385,938

Communications Equipment — 1.2%
Aerohive Networks, Inc. (a)	97,445	356,649
Calix, Inc. (a)	123,176	1,188,648
Ciena Corp. (a)	60,505	1,973,673
Comtech Telecommunications Corp.	3,979	101,624
Finisar Corp. (a)	41,822	976,544
Infinera Corp. (a)	531,248	2,289,679
Lumentum Holdings, Inc. (a)	11,835	526,302
Plantronics, Inc.	29,613	1,355,387
Ribbon Communications, Inc. (a)	24,947	133,217
Ubiquiti Networks, Inc.	1,165	126,962
ViaSat, Inc. (a)	5,096	352,337

		9,381,022

Construction & Engineering — 1.7%
Comfort Systems USA, Inc.	168,500	8,873,210
Construction Partners, Inc., Class A (a)	12,274	120,162
EMCOR Group, Inc.	24,204	1,763,503
MasTec, Inc. (a)	54,344	2,450,371
MYR Group, Inc. (a)	7,784	243,639

		13,450,885

Construction Materials — 0.0%
Summit Materials, Inc., Class A (a)	11,393	165,199

Consumer Finance — 1.1%
Enova International, Inc. (a)	77,305	1,711,533
Green Dot Corp., Class A (a)	73,905	6,159,243
Regional Management Corp. (a)	32,011	869,419

		8,740,195

Distributors — 0.2%
Core-Mark Holding Co., Inc.	54,398	1,429,579

Diversified Consumer Services — 0.4%
Bridgepoint Education, Inc. (a)	29,851	238,808
Chegg, Inc. (a)	14,979	418,663
Strategic Education, Inc.	17,287	2,359,503

		3,016,974

Diversified Financial Services — 0.2%
FGL Holdings (a)	187,925	1,505,279

Diversified Telecommunication Services — 0.8%
Bandwidth, Inc., Class A (a)	1,619	75,543
Cogent Communications Holdings, Inc.	96,268	4,668,035
Consolidated Communications Holdings, Inc.	55,385	762,098
Ooma, Inc. (a)	58,955	880,788

		6,386,464

Electric Utilities — 1.1%
IDACORP, Inc.	72,512	7,123,579
PNM Resources, Inc.	30,386	1,313,283

		8,436,862

Electrical Equipment — 1.1%
Atkore International Group, Inc. (a)	83,842	1,712,054
Encore Wire Corp.	24,289	1,213,478
Generac Holdings, Inc. (a)	86,461	4,921,360

8	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
LSI Industries, Inc.	88,707	$391,198

		8,238,090

Electronic Equipment, Instruments & Components — 3.4%
Anixter International, Inc. (a)	14,602	933,944
AVX Corp.	147,794	2,437,123
Belden, Inc.	8,738	487,406
Control4 Corp. (a)	16,208	352,848
Fitbit, Inc., Class A (a)(b)	424,797	2,340,631
Insight Enterprises, Inc. (a)	8,847	394,399
OSI Systems, Inc. (a)(b)	43,031	3,115,444
PC Connection, Inc.	51,285	1,607,272
PCM, Inc. (a)(b)	18,315	347,069
ScanSource, Inc. (a)	118,986	4,526,227
SYNNEX Corp.	78,169	6,311,365
Vishay Intertechnology, Inc.	164,150	3,422,527

		26,276,255

Energy Equipment & Services — 1.6%
Archrock, Inc.	207,998	2,121,580
Basic Energy Services, Inc. (a)	5,541	34,797
Cactus, Inc., Class A (a)	98,516	2,845,142
Diamond Offshore Drilling, Inc. (a)(b)	36,327	457,720
Exterran Corp. (a)	47,927	1,078,358
Independence Contract Drilling, Inc. (a)	38,501	130,133
KLX Energy Services Holdings, Inc. (a)	4,520	91,259
Liberty Oilfield Services, Inc., Class A	15,358	266,001
Matrix Service Co. (a)	2,428	49,628
McDermott International, Inc. (a)	69,769	607,688
Nine Energy Service, Inc. (a)(b)	14,374	405,059
Noble Corp. PLC (a)(b)	187,343	781,220
Ocean Rig UDW, Inc., Class A (a)	20,412	566,025
Pioneer Energy Services Corp. (a)	71,547	181,014
ProPetro Holding Corp. (a)	139,493	2,262,576
Superior Energy Services, Inc. (a)	97,958	533,871
Unit Corp. (a)(b)	6,769	140,795

		12,552,866

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A	11,309	154,368
Marcus Corp.	65,393	2,776,587
Pandora Media, Inc. (a)	35,533	308,782
World Wrestling Entertainment, Inc., Class A	46,329	3,426,493

		6,666,230

Equity Real Estate Investment Trusts (REITs) — 6.0%
CareTrust REIT, Inc.	177,070	3,544,941
CatchMark Timber Trust, Inc., Class A	28,741	238,263
Chatham Lodging Trust	42,876	857,091
DiamondRock Hospitality Co.	155,622	1,640,256
Easterly Government Properties, Inc.	60,865	1,108,960
EastGroup Properties, Inc.	69,436	6,944,989
First Industrial Realty Trust, Inc.	29,406	942,756
Four Corners Property Trust, Inc.	301,121	8,353,097
Franklin Street Properties Corp.	52,306	402,756
Front Yard Residential Corp.	14,309	128,924
GEO Group, Inc. (b)	75,165	1,746,835
Hersha Hospitality Trust	51,236	978,608
National Storage Affiliates Trust	77,392	2,164,654
Preferred Apartment Communities, Inc., Class A	70,825	1,059,542
QTS Realty Trust, Inc., Class A	39,085	1,586,460
Retail Value, Inc. (a)	7,944	230,297
Rexford Industrial Realty, Inc.	63,210	2,063,174
Ryman Hospitality Properties, Inc.	55,439	4,108,584
STAG Industrial, Inc.	233,711	6,261,118
Summit Hotel Properties, Inc.	136,976	1,527,282
Sunstone Hotel Investors, Inc.	12,618	192,551
Terreno Realty Corp.	4,070	158,771

		46,239,909

Security	Shares	Value

Food & Staples Retailing — 0.7%
BJ’s Wholesale Club Holdings, Inc. (a)	23,049	$538,425
Chefs’ Warehouse, Inc. (a)	32,058	1,221,730
Ingles Markets, Inc., Class A	4,423	128,665
Natural Grocers by Vitamin Cottage, Inc. (a)	25,887	490,041
Performance Food Group Co. (a)	40,638	1,400,385
Smart & Final Stores, Inc. (a)(b)	96,323	610,688
United Natural Foods, Inc. (a)(b)	44,954	971,456

		5,361,390

Food Products — 0.9%
Calavo Growers, Inc.	11,314	1,111,940
Dean Foods Co.	148,968	750,799
Freshpet, Inc. (a)	6,469	213,477
John B. Sanfilippo & Son, Inc.	54,389	3,384,084
Landec Corp. (a)	22,320	343,951
Limoneira Co.	12,982	313,385
Simply Good Foods Co. (a)	49,676	1,009,416

		7,127,052

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	62,137	5,346,267
Southwest Gas Holdings, Inc.	29,786	2,346,243

		7,692,510

Health Care Equipment & Supplies — 3.8%
Accuray, Inc. (a)	139,887	573,537
AtriCure, Inc. (a)	21,386	716,217
Cantel Medical Corp. (b)	23,503	2,018,438
Cardiovascular Systems, Inc. (a)	40,340	1,245,296
Cerus Corp. (a)	38	200
CONMED Corp.	58,727	3,991,087
Globus Medical, Inc., Class A (a)	72,269	3,489,870
Inogen, Inc. (a)	6,060	893,002
Integer Holdings Corp. (a)	39,977	3,541,163
iRadimed Corp. (a)	9,489	273,093
iRhythm Technologies, Inc. (a)	12,159	900,739
Masimo Corp. (a)	47,625	5,258,753
Merit Medical Systems, Inc. (a)	30,339	1,912,874
Neogen Corp. (a)	435	28,214
Nevro Corp. (a)	17,641	732,278
Novocure Ltd. (a)	7,632	261,930
NxStage Medical, Inc. (a)	54,958	1,552,014
Penumbra, Inc. (a)	12,513	1,742,060
Tandem Diabetes Care, Inc. (a)	3,199	117,787

		29,248,552

Health Care Providers & Services — 2.6%
BioTelemetry, Inc. (a)	17,145	1,216,266
Chemed Corp.	21,700	6,874,126
CorVel Corp. (a)	870	60,639
Ensign Group, Inc.	69,779	3,165,873
HealthEquity, Inc. (a)	18,952	1,680,853
LHC Group, Inc. (a)	4,303	451,256
National HealthCare Corp.	2,682	223,813
National Research Corp.	9,268	369,515
PetIQ, Inc. (a)	11,096	346,195
RadNet, Inc. (a)	1,834	23,640
Select Medical Holdings Corp. (a)	34,388	666,439
Surgery Partners, Inc. (a)(b)	25,957	372,483
Tenet Healthcare Corp. (a)(b)	3,872	100,943
U.S. Physical Therapy, Inc.	30,370	3,613,726
WellCare Health Plans, Inc. (a)	4,879	1,243,560

		20,409,327

Health Care Technology — 0.9%
Castlight Health, Inc., Class B (a)(b)	99,723	260,277
Evolent Health, Inc., Class A (a)(b)	6,920	177,844
Medidata Solutions, Inc. (a)(b)	32,247	2,489,791
Omnicell, Inc. (a)	48,270	3,727,892
Teladoc Health, Inc. (a)(b)	9,338	583,158

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Vocera Communications, Inc. (a)	3,334	$132,493

		7,371,455

Hotels, Restaurants & Leisure — 3.9%
Biglari Holdings, Inc., Class B (a)	445	63,657
BJ’s Restaurants, Inc. (b)	54,821	2,977,877
Bloomin’ Brands, Inc.	66,301	1,296,185
Boyd Gaming Corp.	98,615	2,447,624
Carrols Restaurant Group, Inc. (a)	106,487	1,173,487
Cheesecake Factory, Inc.	62,304	2,940,126
Eldorado Resorts, Inc. (a)	8,795	386,804
Fiesta Restaurant Group, Inc. (a)	1,131	21,319
J. Alexander’s Holdings, Inc. (a)	62,152	635,193
Marriott Vacations Worldwide Corp.	49,656	4,032,067
Penn National Gaming, Inc. (a)	8,250	182,408
Planet Fitness, Inc., Class A (a)	68,491	3,782,073
Ruth’s Hospitality Group, Inc.	43,648	1,068,067
SeaWorld Entertainment, Inc. (a)	96,246	2,741,086
Shake Shack, Inc., Class A (a)	2,787	154,818
Speedway Motorsports, Inc.	5,418	94,165
Texas Roadhouse, Inc.	88,266	5,828,204
Wingstop, Inc.	9,058	594,386

		30,419,546

Household Durables — 1.9%
Beazer Homes USA, Inc. (a)	29,705	334,478
Century Communities, Inc. (a)	36,767	756,297
GoPro, Inc., Class A (a)(b)	49,037	249,108
Helen of Troy Ltd. (a)	17,094	2,444,955
iRobot Corp. (a)	2,012	191,945
La-Z-Boy, Inc.	2,624	76,700
M/I Homes, Inc. (a)	100,307	2,361,227
MDC Holdings, Inc.	94,694	2,788,738
Meritage Homes Corp. (a)	59,412	2,272,509
Roku, Inc. (a)	19,931	812,188
William Lyon Homes, Class A (a)	115,399	1,434,410
ZAGG, Inc. (a)	81,799	822,080

		14,544,635

Household Products — 0.2%
Central Garden & Pet Co. (a)	13,005	440,219
Central Garden & Pet Co., Class A (a)	30,307	942,548

		1,382,767

Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy, Inc., Class A	158,087	2,850,309
Clearway Energy, Inc., Class C	40,058	731,459

		3,581,768

Industrial Conglomerates — 0.0%
Raven Industries, Inc.	1,178	47,532

Insurance — 1.8%
American Equity Investment Life Holding Co.	7,263	247,886
American National Insurance Co.	11,406	1,455,520
CNO Financial Group, Inc.	231,477	4,236,029
Employers Holdings, Inc.	35,367	1,589,747
Enstar Group Ltd. (a)	281	49,504
Erie Indemnity Co., Class A	775	106,059
Genworth Financial, Inc., Class A (a)	706	3,290
Global Indemnity Ltd.	5,920	202,819
Greenlight Capital Re Ltd., Class A (a)	37,374	395,791
Horace Mann Educators Corp.	15,385	619,708
Investors Title Co.	266	49,497
James River Group Holdings Ltd.	33,908	1,290,538
Kinsale Capital Group, Inc.	31,719	1,973,239
National General Holdings Corp.	4,893	129,909
Navigators Group, Inc.	7,808	542,422
Protective Insurance Corp., Class B	22,464	469,273
RLI Corp.	4,248	322,083
Safety Insurance Group, Inc.	507	44,525
Selective Insurance Group, Inc.	1,723	114,356

Security	Shares	Value

Insurance (continued)
Stewart Information Services Corp.	8,828	$371,306
Universal Insurance Holdings, Inc.	626	27,475

		14,240,976

Interactive Media & Services — 1.3%
Care.com, Inc. (a)	61,065	1,094,285
Cargurus, Inc. (a)	84,064	3,270,930
EverQuote, Inc., Class A (a)(b)	12,215	75,367
QuinStreet, Inc. (a)	79,118	1,276,965
TrueCar, Inc. (a)	17,229	179,354
XO Group, Inc. (a)	5,898	203,481
Yelp, Inc. (a)	116,290	3,915,484

		10,015,866

Internet & Direct Marketing Retail — 0.5%
Etsy Inc. (a)	32,733	1,768,891
Groupon, Inc. (a)	32,863	100,889
GrubHub, Inc. (a)	17,868	1,398,886
Overstock.com, Inc. (a)(b)	12,631	247,062
PetMed Express, Inc.	2,218	53,432
Stamps.com, Inc. (a)	1,557	266,963
U.S. Auto Parts Network, Inc. (a)	176	216

		3,836,339

IT Services — 1.2%
CSG Systems International, Inc.	58,192	2,040,793
GreenSky, Inc., Class A (a)	41,558	386,905
Hackett Group, Inc.	67,680	1,194,552
I3 Verticals, Inc., Class A (a)	6,400	144,192
ManTech International Corp., Class A	13,231	744,905
NIC, Inc.	49,198	639,574
Okta, Inc. (a)(b)	19,433	1,236,910
Perficient, Inc. (a)(b)	12,664	320,526
Perspecta, Inc.	35,917	758,208
Science Applications International Corp.	3,515	244,363
Twilio, Inc., Class A (a)	14,452	1,365,569
Wix.com Ltd. (a)	3,490	328,688

		9,405,185

Leisure Products — 0.5%
Callaway Golf Co.	33,120	567,346
Malibu Boats, Inc., Class A (a)	36,167	1,751,206
MasterCraft Boat Holdings, Inc. (a)	58,445	1,514,310

		3,832,862

Life Sciences Tools & Services — 0.6%
Enzo Biochem, Inc. (a)(b)	69,198	213,130
Harvard Bioscience, Inc. (a)	27,282	107,764
Medpace Holdings, Inc. (a)	33,390	2,067,175
NanoString Technologies, Inc. (a)	23,221	401,027
NeoGenomics, Inc. (a)	44,158	724,191
PRA Health Sciences, Inc. (a)	10,957	1,279,120

		4,792,407

Machinery — 2.6%
Alamo Group, Inc.	30,507	2,526,285
Altra Industrial Motion Corp.	94,793	2,990,719
Briggs & Stratton Corp.	65,020	970,098
ESCO Technologies, Inc.	9,147	642,851
Federal Signal Corp.	1,696	39,788
Global Brass & Copper Holdings, Inc.	48,395	1,566,546
Greenbrier Cos., Inc.	1,153	56,393
Hurco Cos, Inc.	24	917
Meritor, Inc. (a)	12,528	206,712
Miller Industries, Inc.	88	2,469
Park-Ohio Holdings Corp.	11,380	410,363
Proto Labs, Inc. (a)	23,787	3,061,149
Rexnord Corp. (a)	116,557	3,299,729
Standex International Corp.	1,101	87,750
TriMas Corp. (a)	4,279	124,219
Wabash National Corp.	18,258	283,729

10	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Watts Water Technologies, Inc., Class A	51,225	$3,778,356

		20,048,073

Media — 1.1%
Central European Media Enterprises Ltd., Class A (a)	15,228	49,948
Emerald Expositions Events, Inc.	49,200	575,640
Entercom Communications Corp., Class A	14,907	97,343
Entravision Communications Corp., Class A	352,386	1,138,207
EW Scripps Co., Class A	18,267	322,047
Gray Television, Inc. (a)	90,299	1,669,629
Liberty Latin America Ltd., Class A (a)	29,202	532,935
Liberty Latin America Ltd., Class C (a)	47,854	884,820
MSG Networks, Inc., Class A (a)	62,246	1,666,948
New Media Investment Group, Inc.	85,137	1,123,808
Sinclair Broadcast Group, Inc., Class A	5,751	180,869
WideOpenWest, Inc. (a)	1,874	17,503

		8,259,697

Metals & Mining — 1.1%
Carpenter Technology Corp.	5,527	238,103
Cleveland-Cliffs, Inc. (a)	23,306	216,280
Coeur Mining, Inc. (a)	121,334	479,269
Kaiser Aluminum Corp.	17,061	1,667,372
Materion Corp.	10,862	574,383
Olympic Steel, Inc.	39,545	726,046
Ryerson Holding Corp. (a)(b)	104,702	857,509
Schnitzer Steel Industries, Inc., Class A	112,497	3,151,041
SunCoke Energy, Inc. (a)	13,112	127,973
Tahoe Resources, Inc. (a)	103,247	362,397
Universal Stainless & Alloy Products, Inc. (a)	18,353	359,168

		8,759,541

Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Arbor Realty Trust, Inc. (b)	163,083	1,932,534
Ares Commercial Real Estate Corp.	8,409	120,081
Granite Point Mortgage Trust, Inc.	11,427	216,656
Invesco Mortgage Capital, Inc.	74,640	1,165,877
KKR Real Estate Finance Trust, Inc.	58,966	1,149,837
Ladder Capital Corp.	180,592	3,187,449
Redwood Trust, Inc. (b)	50,044	835,234
TPG RE Finance Trust, Inc.	27,321	538,497

		9,146,165

Multiline Retail — 0.1%
Dillard’s, Inc., Class A	10,240	710,554

Multi-Utilities — 0.6%
Avista Corp.	24,491	1,274,022
Black Hills Corp.	46,190	3,058,240

		4,332,262

Oil, Gas & Consumable Fuels — 2.2%
Abraxas Petroleum Corp. (a)	71,862	117,135
Approach Resources, Inc. (a)	40,958	54,065
California Resources Corp. (a)	4,294	102,798
Carrizo Oil & Gas, Inc. (a)	44,204	756,330
CONSOL Energy, Inc. (a)	23,910	821,548
CVR Energy, Inc.	18,673	704,719
Denbury Resources, Inc. (a)	101,496	229,381
Eclipse Resources Corp. (a)	117,955	132,110
EP Energy Corp., Class A (a)	110,254	121,279
Evolution Petroleum Corp.	258,113	2,248,164
Golar LNG Ltd.	3,413	90,922
Gulfport Energy Corp. (a)(b)	24,907	212,208
Jagged Peak Energy, Inc. (a)	17,392	198,964
Laredo Petroleum, Inc. (a)	272,823	1,192,237
Matador Resources Co. (a)	52,088	1,187,606
Nordic American Tankers Ltd.	1,516	4,472
Oasis Petroleum, Inc. (a)	268,790	1,919,161
Pacific Ethanol, Inc. (a)(b)	242,414	363,621

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Par Pacific Holdings, Inc. (a)	50,903	$861,279
PDC Energy, Inc. (a)(b)	23,121	784,727
Penn Virginia Corp. (a)	14,776	859,224
Renewable Energy Group, Inc. (a)	16,041	432,305
REX American Resources Corp. (a)(b)	5,666	394,297
Scorpio Tankers, Inc.	175,399	363,076
SemGroup Corp., Class A	22,003	357,109
SilverBow Resources, Inc. (a)	5,679	138,965
Teekay Corp.	18,402	81,153
W&T Offshore, Inc. (a)	61,742	358,721
WildHorse Resource Development Corp. (a)	6,929	128,048
World Fuel Services Corp. (b)	60,085	1,549,592

		16,765,216

Paper & Forest Products — 0.4%
Boise Cascade Co.	103,436	2,749,329

Personal Products — 0.3%
Inter Parfums, Inc.	11,317	699,051
USANA Health Sciences, Inc. (a)	14,298	1,749,789

		2,448,840

Pharmaceuticals — 2.0%
Aclaris Therapeutics, Inc. (a)	2,401	22,377
Arvinas, Inc. (a)	4,335	73,305
Assembly Biosciences, Inc. (a)(b)	28,658	738,803
Corcept Therapeutics, Inc. (a)(b)	79,922	1,113,313
Dermira, Inc. (a)(b)	31,777	368,931
Endo International PLC (a)	76,390	918,972
Horizon Pharma PLC (a)	15,845	316,583
Innoviva, Inc. (a)	74,821	1,366,231
Intersect ENT, Inc. (a)(b)	47,949	1,438,949
Intra-Cellular Therapies, Inc. (a)	5,346	77,250
Kala Pharmaceuticals, Inc. (a)	4,736	29,837
Mallinckrodt PLC (a)	62,228	1,480,404
Medicines Co. (a)	28,326	626,854
MyoKardia, Inc. (a)	1,534	95,215
Pacira Pharmaceuticals, Inc. (a)	5,323	257,261
Phibro Animal Health Corp., Class A	58,369	1,978,709
Prestige Consumer Healthcare, Inc. (a)(b)	53,883	2,091,738
Revance Therapeutics, Inc. (a)	41,393	846,073
Supernus Pharmaceuticals, Inc. (a)	956	45,334
Tetraphase Pharmaceuticals, Inc. (a)(b)	52,830	94,566
TherapeuticsMD, Inc. (a)	11,821	59,460
Theravance Biopharma, Inc. (a)	4,358	120,324
Zogenix, Inc. (a)(b)	37,168	1,527,233

		15,687,722

Professional Services — 2.3%
ASGN, Inc. (a)	24,318	1,684,022
CBIZ, Inc. (a)	23,190	489,077
CRA International, Inc.	32,887	1,603,241
ICF International, Inc.	7,592	531,668
Insperity, Inc.	90,980	9,101,639
Kforce, Inc.	135,125	4,282,111
Mistras Group, Inc. (a)	3,200	55,008

		17,746,766

Real Estate Management & Development — 0.8%
Essential Properties Realty Trust, Inc.	70,064	991,406
Marcus & Millichap, Inc. (a)	130,188	4,750,560
RE/MAX Holdings, Inc., Class A	17,773	585,976

		6,327,942

Road & Rail — 0.7%
Covenant Transportation Group, Inc., Class A (a)	12,619	287,461
Daseke, Inc. (a)	22,074	88,737
Marten Transport Ltd.	64,845	1,263,181
Universal Logistics Holdings, Inc.	54,984	1,284,976

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Werner Enterprises, Inc.	80,238	$2,716,859

		5,641,214

Semiconductors & Semiconductor Equipment — 1.9%
Alpha & Omega Semiconductor Ltd. (a)(b)	61,291	675,427
Ambarella, Inc. (a)	10,051	401,939
Amkor Technology, Inc. (a)	389,938	2,671,075
Cirrus Logic, Inc. (a)(b)	95,129	3,561,630
Diodes, Inc. (a)	102,767	3,579,375
Integrated Device Technology, Inc. (a)	48,475	2,323,892
Nanometrics, Inc. (a)	16,109	517,421
Semtech Corp. (a)	2,881	153,673
SunPower Corp. (a)	19,774	135,452
Synaptics, Inc. (a)	25,715	988,999

		15,008,883

Software — 5.4%
8x8, Inc. (a)	3,664	72,217
A10 Networks, Inc. (a)	147,528	929,426
Alteryx, Inc., Class A (a)	19,533	1,175,496
Amber Road, Inc. (a)	8,063	70,309
Appfolio, Inc., Class A (a)	12,386	759,138
Benefitfocus, Inc. (a)(b)	23,077	1,156,158
Box, Inc., Class A (a)	64,026	1,203,049
Cloudera, Inc. (a)	59,857	738,635
Cornerstone OnDemand, Inc. (a)	901	49,213
Envestnet, Inc. (a)(b)	20,038	1,094,876
Five9, Inc. (a)	860	36,877
Hortonworks, Inc. (a)	98,526	1,586,269
LivePerson, Inc. (a)	26,245	495,243
MicroStrategy, Inc., Class A (a)	36,319	4,708,395
Model N, Inc. (a)	59,378	815,260
New Relic, Inc. (a)	49,728	4,335,784
Paylocity Holding Corp. (a)	33,035	2,215,988
RealNetworks, Inc. (a)	28,215	72,795
RingCentral, Inc., Class A (a)	42,455	3,519,520
Rubicon Project, Inc. (a)	18,208	81,026
SendGrid, Inc. (a)	25,918	1,182,120
SPS Commerce, Inc. (a)	35,866	3,056,859
Tenable Holdings, Inc. (a)	24,550	699,184
Trade Desk, Inc., Class A (a)(b)	12,526	1,784,329
Workiva, Inc. (a)	73,962	2,766,918
Yext, Inc. (a)(b)	116,581	1,692,756
Zendesk, Inc. (a)	96,985	5,763,819

		42,061,659

Specialty Retail — 3.1%
Aaron’s, Inc.	4,039	189,025
American Eagle Outfitters, Inc.	181,525	3,799,318
America’s Car-Mart, Inc. (a)	12,955	961,391
Asbury Automotive Group, Inc. (a)	99,080	6,848,410
Barnes & Noble, Inc.	15,194	115,019
Cato Corp., Class A	19,434	293,648
Citi Trends, Inc.	44,531	912,886
Five Below, Inc. (a)	46,862	4,910,669
Hudson Ltd., Class A (a)	26,550	550,912
Lithia Motors, Inc., Class A	3,804	315,199
MarineMax, Inc. (a)	64,831	1,376,362
Shoe Carnival, Inc.	44,465	1,686,557
Sonic Automotive, Inc., Class A	88,728	1,401,015
Sportsman’s Warehouse Holdings, Inc. (a)	25,360	114,120
Zumiez, Inc. (a)	32,943	649,636

		24,124,167

Technology Hardware, Storage & Peripherals — 0.3%
Cray, Inc. (a)	18,448	483,522
Pure Storage, Inc., Class A (a)(b)	85,167	1,610,508

		2,094,030

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc. (a)	46,130	1,282,414

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Deckers Outdoor Corp. (a)	649	$86,473
Rocky Brands, Inc.	21,863	566,033
Wolverine World Wide, Inc.	53,559	1,853,141

		3,788,061

Thrifts & Mortgage Finance — 3.4%
Essent Group Ltd. (a)	110,301	4,253,207
Federal Agricultural Mortgage Corp., Class C	42,271	2,792,422
First Defiance Financial Corp.	47,592	1,341,143
Flagstar Bancorp, Inc. (a)	110,298	3,579,170
Meridian Bancorp, Inc.	145,936	2,386,054
MGIC Investment Corp. (a)	73,165	856,762
Radian Group, Inc.	63,892	1,175,613
Riverview Bancorp, Inc.	117,055	952,828
TrustCo Bank Corp. NY	10,652	84,044
United Community Financial Corp.	146,194	1,399,077
Walker & Dunlop, Inc.	5,493	259,434
Washington Federal, Inc.	255,506	7,361,128

		26,440,882

Tobacco — 1.0%
Vector Group Ltd.	590,972	7,446,247

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	115,202	7,514,626
BMC Stock Holdings, Inc. (a)	50,392	857,168
DXP Enterprises, Inc. (a)	12,759	462,259
H&E Equipment Services, Inc.	66,923	1,482,344
Herc Holdings, Inc. (a)	13,683	488,073
Rush Enterprises, Inc., Class A	129,993	4,952,733
Titan Machinery, Inc. (a)	8,712	152,721

		15,909,924

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc. (a)	40,398	1,011,566
Spok Holdings, Inc.	504	7,343

		1,018,909

Total Long-Term Investments — 98.0% (Cost: $771,285,428)		759,597,334

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12% (c)(e)	6,394,693	6,394,693
SL Liquidity Series, LLC, Money Market Series, 2.42% (c)(d)(e)	19,459,677	19,457,731

Total Short-Term Securities — 3.3% (Cost: $25,852,705)		25,852,424

Total Investments — 101.3% (Cost: $797,138,133)		785,449,758

Liabilities in Excess of Other Assets — (1.3)%		(10,219,136)

Net Assets — 100.0%		$775,230,622

12	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended November 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,825,626	569,067	6,394,693	$6,394,693	$80,379		$—	$—
SL Liquidity Series, LLC, Money Market Series	18,222,270	1,237,407	19,459,677	19,457,731	67,219	(b)	948	(3,401)

				$25,852,424	$147,598		$948	$(3,401)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	101	12/21/18	$7,750	$170,158

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$170,158	$—	$—	$—	$170,158

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended November 30, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Loss from:
Futures contracts	$—	$—	$(589,548)	$—	$—	$—	$(589,548)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$151,354	$—	$—	$—	$151,354

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$7,182,005

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$759,597,334	$—	$—	$759,597,334
Short-Term Securities	6,394,693	—	—	6,394,693

Subtotal	$765,992,027	$—	$—	$765,992,027

Investments Valued at NAV(b)				19,457,731

Total Investments				$785,449,758

Derivative Financial Instruments(c)
Assets:
Equity contracts	$170,158	$—	$—	$170,158

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

14	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited)

November 30, 2018

BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $18,907,790) (cost — $771,285,428)	$759,597,334
Investments at value — affiliated (cost — $25,852,705)	25,852,424
Cash	290,521
Cash pledged for futures contracts	327,000
Receivables:
Investments sold	6,529,491
Securities lending income — affiliated	4,919
Capital shares sold	9,191,507
Dividends — affiliated	25
Dividends — unaffiliated	566,717
Variation margin on futures contracts	33,071
From the Manager	4,539
Prepaid expenses	57,418

Total assets	802,454,966

LIABILITIES
Cash collateral on securities loaned at value	19,458,344
Payables:
Investments purchased	6,672,243
Administration fees	30,238
Board realignment and consolidation	4,539
Capital shares redeemed	585,024
Investment advisory fees	176,513
Trustees’ and Officer’s fees	3,283
Other accrued expenses	259,822
Service and distribution fees	34,338

Total liabilities	27,224,344

NET ASSETS	$775,230,622

NET ASSETS CONSIST OF
Paid-in capital	$771,993,498
Accumulated earnings	3,237,124

NET ASSETS	$775,230,622

NET ASSET VALUE

Institutional — Based on net assets of $509,090,276 and 37,187,352 shares outstanding, unlimited amount of shares authorized, $0.001 par value	$13.69

Investor A — Based on net assets of $251,006,000 and 18,429,790 shares outstanding, unlimited amount shares authorized, $0.001 par value	$13.62

Investor C — Based on net assets of $3,524,302 and 263,854 shares outstanding, unlimited amount shares authorized, $0.001 par value	$13.36

Class K — Based on net assets of $11,610,044 and 847,648 shares outstanding, unlimited amount shares authorized, $0.001 par value	$13.70

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations  (unaudited)

Six Months Ended November 30, 2018

BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$3,643,388
Dividends — affiliated	80,379
Securities lending income — affiliated — net	67,219
Foreign taxes withheld	(279)

Total investment income	3,790,707

EXPENSES
Investment advisory	1,192,688
Reorganization	161,500
Service and distribution — class specific	126,727
Transfer agent — class specific	118,762
Administration	112,118
Administration — class specific	52,838
Professional	44,044
Registration	38,184
Accounting services	32,461
Custodian	30,791
Printing	21,352
Trustees and Officer	7,960
Board realignment and consolidation	3,418
Recoupment of past waived and/or reimbursed fees — class specific	1,301
Miscellaneous	9,062

Total expenses	1,953,206
Less:
Fees waived and/or reimbursed by the Manager	(461,058)
Administration fees waived — class specific	(10,833)
Transfer agent fees waived and/or reimbursed — class specific	(69,327)

Total expenses after fees waived and/or reimbursed	1,411,988

Net investment income	2,378,719

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,313,533
Investments — affiliated	948
Futures contracts	(589,548)

13,724,933

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(54,424,365)
Investments — affiliated	(3,401)
Futures contracts	151,354

(54,276,412)

Net realized and unrealized loss	(40,551,479)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,172,760)

See notes to financial statements.

16	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Core Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,378,719	$2,540,464
Net realized gain	13,724,933	7,876,193
Net change in unrealized appreciation (depreciation)	(54,276,412)	46,772,271

Net increase (decrease) in net assets resulting from operations	(38,172,760)	57,188,928

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(5,556,008)	(3,355,704)
Investor A	(1,125,592)	(931,876)
Investor C	(28,296)	(16,935)
Class K	(150,398)	(1,745,827)

Decrease in net assets resulting from distributions to shareholders	(8,071,216)	(6,050,342)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	315,937,912	332,084,327

NET ASSETS(b)
Total increase in net assets	269,693,936	383,222,913
Beginning of period	505,536,686	122,313,773

End of period	$775,230,622	$505,536,686

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.80		$12.70	$10.59	$11.74	$11.80	$10.37

Net investment income(a)	0.07		0.11	0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss)	(0.91)		2.37	2.10	(0.64)	1.02	2.06

Net increase (decrease) from investment operations	(0.84)		2.48	2.20	(0.56)	1.10	2.13

Distributions(b)
From net investment income	(0.04)		(0.09)	(0.06)	(0.10)	(0.04)	(0.15)
From net realized gain	(0.23)		(0.29)	(0.03)	(0.49)	(1.12)	(0.55)

Total distributions	(0.27)		(0.38)	(0.09)	(0.59)	(1.16)	(0.70)

Net asset value, end of period	$13.69		$14.80	$12.70	$10.59	$11.74	$11.80

Total Return(c)
Based on net asset value	(5.88	)%(d)	19.82%	20.84%	(4.80)%	10.24%	20.85%

Ratios to Average Net Assets
Total expenses	0.66	%(e)	0.66%	1.05%	3.15%	3.43%	6.26%

Total expenses after fees waived and/or reimbursed	0.48	%(e)	0.50%	0.54%	0.69%	0.70%	0.71	%(f)

Net investment income	0.95	%(e)	0.83%	0.78%	0.80%	0.66%	0.61%

Supplemental Data
Net assets, end of period (000)	$509,090		$356,274	$56,603	$10,302	$6,122	$6,095

Portfolio turnover rate	56%		104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 0.70%.

See notes to financial statements.

18	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor A

	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.73		$12.66	$10.56	$11.71	$11.78	$10.37

Net investment income (loss)(a)	0.05		0.09	0.06	0.06	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.90)		2.34	2.10	(0.65)	1.01	2.10

Net increase (decrease) from investment operations	(0.85)		2.43	2.16	(0.59)	1.06	2.09

Distributions(b)
From net investment income	(0.03)		(0.07)	(0.03)	(0.07)	(0.02)	(0.13)
From net realized gain	(0.23)		(0.29)	(0.03)	(0.49)	(1.11)	(0.55)

Total distributions	(0.26)		(0.36)	(0.06)	(0.56)	(1.13)	(0.68)

Net asset value, end of period	$13.62		$14.73	$12.66	$10.56	$11.71	$11.78

Total Return(c)
Based on net asset value	(6.01	)%(d)	19.51%	20.51%	(5.02)%	9.96%	20.49%

Ratios to Average Net Assets
Total expenses	1.09	%(e)	1.08%	1.39%	3.60%	3.70%	8.25%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%	0.83%	0.95%	0.95%	0.95%

Net investment income (loss)	0.67	%(e)	0.64%	0.51%	0.58%	0.43%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$251,006		$79,515	$6,389	$3,191	$2,736	$899

Portfolio turnover rate	56%		104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.48		$12.44	$10.44	$11.60	$11.71	$10.35

Net investment loss(a)	(0.00	)(b)	(0.02)	(0.03)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.89)		2.31	2.06	(0.64)	1.02	2.05

Net increase (decrease) from investment operations	(0.89)		2.29	2.03	(0.66)	0.98	1.99

Distributions(c)
From net investment income	(0.00	)(b)	—	—	(0.01)	—	(0.08)
From net realized gain	(0.23)		(0.25)	(0.03)	(0.49)	(1.09)	(0.55)

Total distributions	(0.23)		(0.25)	(0.03)	(0.50)	(1.09)	(0.63)

Net asset value, end of period	$13.36		$14.48	$12.44	$10.44	$11.60	$11.71

Total Return(d)
Based on net asset value	(6.33	)%(e)	18.65%	19.47%	(5.71)%	9.22%	19.53%

Ratios to Average Net Assets
Total expenses	1.84	%(f)	1.94%	2.22%	4.41%	4.56%	7.86%

Total expenses after fees waived and/or reimbursed	1.50	%(f)	1.50%	1.57%	1.70%	1.70%	1.71	%(g)

Net investment loss	(0.04	)%(f)	(0.16)%	(0.25)%	(0.19)%	(0.36)%	(0.53)%

Supplemental Data
Net assets, end of period (000)	$3,524		$1,373	$764	$423	$313	$101

Portfolio turnover rate	56%		104%	127%	171%	148%	145%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes certain tax expenses. Excluding such tax expenses, total expenses after fees waived and/or reimbursed would have been 1.70%.

See notes to financial statements.

20	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K

	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,		Period from 03/28/2016(a) to 05/31/2016
			2018	2017

Net asset value, beginning of period	$14.81		$12.70	$10.60	$9.88

Net investment income(b)	0.07		0.12	0.12	0.02
Net realized and unrealized gain (loss)	(0.91)		2.37	2.07	0.70

Net increase from investment operations	(0.84)		2.49	2.19	0.72

Distributions(c)
From net investment income	(0.04)		(0.09)	(0.06)	—
From net realized gain	(0.23)		(0.29)	(0.03)	—

Total distributions	(0.27)		(0.38)	(0.09)	—

Net asset value, end of period	$13.70		$14.81	$12.70	$10.60

Total Return(d)
Based on net asset value	(5.86	)%(e)	19.94%	20.74%	7.29	%(e)

Ratios to Average Net Assets
Total expenses	0.65	%(f)	0.65%	1.62%	3.59	%(f)

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.45%	0.45%	0.60	%(f)

Net investment income	0.90	%(f)	0.90%	0.95%	0.83	%(f)

Supplemental Data
Net assets, end of period (000)	$11,610		$68,375	$58,557	$214

Portfolio turnover rate	56%		104%	127%	171	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Core Fund (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) and the Board and shareholders of State Farm Small/Mid Cap Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Class A	7,126,838	0.75888860	Investor A	5,408,476
Class B	125,802	0.68575337	Investor A	86,269
Class Institutional	4,346,454	0.78381192	Institutional	3,406,803
Class R-1	191,852	0.70344278	Investor A	134,957
Class R-2	857,908	0.73130103	Investor A	627,389
Class R-3	127,368	0.77373804	Institutional	98,550
Legacy Class B	130,671	0.66507916	Investor A	86,907
Premier	8,816,419	0.73670003	Investor A	6,495,056

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Loss
$223,658,309	$229,294,750	$(5,636,441)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $549,465,399. The aggregate net assets of the Fund immediately after the acquisition amounted to $773,123,708. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Fund	$215,469,047	$221,094,974

The purpose of this transaction was to combine the Fund managed by the Manager with the Target Fund with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 19, 2018.

22	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Assuming the acquisition had been completed on June 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the six months ended November 30, 2018, are as follows:

•	Net investment income: $1,083,034

•	Net realized and change in unrealized loss on investments: $(79,533,324)

•	Net decrease in net assets resulting from operations: $(78,450,290)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Manager reimbursed the Fund $161,500, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (unaudited) (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest

24	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$135,744	$(135,744)	$—
Citigroup Global Markets, Inc.	5,429,326	(5,429,326)	—
Credit Suisse Securities (USA) LLC	3,309,674	(3,309,674)	—
Deutsche Bank Securities, Inc.	2,448,768	(2,448,768)	—
Morgan Stanley & Co. LLC	3,996,272	(3,996,272)	—
SG Americas Securities LLC	87,192	(87,192)	—
State Street Bank & Trust Co.	3,391,914	(3,391,914)	—
TD Prime Services LLC	108,900	(108,900)	—

	$18,907,790	$(18,907,790)	$—

(a)

Cash collateral with a value of $19,458,344 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion — $3 Billion	0.42
$3 Billion — $5 Billion	0.41
$5 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited)  (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total

$113,424	$13,303	$126,727

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$42,002	$9,058	$265	$1,513	$52,838

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2018, the Fund did not pay any amount to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total

$524	$772	$364	$90	$1,750

For the six months ended November 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$25,995	$89,878	$2,708	$181	$118,762

Other Fees: For the six months ended November 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $4,734.

For the six months ended November 30, 2018, affiliates received CDSCs in the amount of $69 for the Fund’s Investor C Shares.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2018, the amount waived was $2,957.

26	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2018, there were no fees waived and/or reimbursed by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K

0.50%	0.75%	1.50%	0.45%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2018, the Manager waived and/or reimbursed $293,183, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Investor A	Investor C	Class K	Total

Administration Fees Waived	$ 9,058	$ 262	$1,513	$10,833
Transfer Agent Fees Waived and/or Reimbursed	67,220	1,926	181	69,327

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2018, the amount reimbursed was $3,418.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

The Manager reimbursed Advantage Small Cap Core $161,500 for reorganization costs, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

For the six months ended November 30, 2018, the Manager recouped waivers and/or reimbursements previously recorded by the Fund of $1,301 for Institutional Shares.

On November 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

		Expiring May 31,

	2019	2020	2021

Fund Level	$373,661	$510,805	$293,183
Investor A	6,335	82,627	76,278
Investor C	1,088	2,747	2,188
Class K	3,441	12,594	1,694

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2018, the Fund paid BIM $25,129 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2018, purchases and sales of investments, excluding short-term securities, were $389,841,808 and $305,022,384, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S federal income tax purposes were as follows:

Tax cost	$798,584,769

Gross unrealized appreciation	$44,809,411
Gross unrealized depreciation	(57,774,264)

Net unrealized depreciation	$(12,964,853)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an

28	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/18		Year Ended 05/31/18
	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization (a)	3,505,353	$48,158,360	—	$—
Shares sold	12,962,309	194,038,349	21,209,802	287,374,134
Shares issued in reinvestment of distributions	432,334	6,597,424	236,261	3,169,571
Shares redeemed.	(3,779,655)	(55,767,668)	(1,836,147)	(25,236,199)

Net increase	13,120,341	$193,026,465	19,609,916	$265,307,506

Investor A
Shares issued in the reorganization (a)	12,839,054	$175,499,949	—	$—
Shares sold and automatic conversion of shares	1,069,783	15,466,846	6,109,649	82,899,051
Shares issued in reinvestment of distributions	82,604	1,254,747	68,806	931,159
Shares redeemed	(959,188)	(14,209,785)	(1,285,718)	(17,596,190)

Net increase	13,032,253	$178,011,757	4,892,737	$66,234,020

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/18		Year Ended 05/31/18
	Shares	Amount	Shares	Amount

Investor C
Shares sold	197,537	$2,872,603	58,286	$ 781,693
Shares issued in reinvestment of distributions	1,912	28,563	1,281	16,785
Shares redeemed and automatic conversion of shares	(30,391)	(422,403)	(26,192)	(349,194)

Net increase	169,058	$2,478,763	33,375	$ 449,284

Class K
Shares sold	816,003	$12,369,728	8,211	$105,964
Shares issued in reinvestment of distributions	11,585	176,793	110	1,471
Shares redeemed	(4,596,537)	(70,125,594)	(1,016)	(13,918)

Net increase (decrease)	(3,768,949)	$(57,579,073)	7,305	$93,517

Total Net Increase	22,552,703	$315,937,912	24,543,333	$332,084,327

(a)	See Note 1 regarding the reorganization.

As of November 30, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 13,006 Class K Shares of the Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

	Net Investment	Net Realized
Share Class	Income	Gain

Institutional	$852,895	$2,502,809
Investor A	283,451	648,425
Investor C	—	16,935
Class K	416,149	1,329,678

Undistributed net investment income as of May 31, 2018 was $1,340,037.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 7, 2018 to shareholders of record on December 4, 2018:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain

Institutional	$0.066209	$0.259517	$0.077490
Investor A	0.057592	0.259517	0.077490
Investor C	0.003527	0.259517	0.077490
Class K	0.068367	0.259517	0.077490

30	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Trustee

Mark Stalnecker, Chair Elect of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees to take office on January 1, 2019. The newly elected Trustees include ten current Trustees and five individuals who currently serve as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who will serve as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees* with voting results as follows:

	Votes For	Votes Withheld

Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

32	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/18-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

2

(b) –Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: February 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: February 4, 2019

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